UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2020

Reliant Bancorp, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note

On April 27, 2020, Reliant Bancorp, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Report”), which included a press release announcing the Company’s first quarter ended March 31, 2020 financial results (the “Earnings Release”). The Company is filing this Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) solely to amend Item 9.01 of the Original Report to replace the Earnings Release furnished as Exhibit 99.1 to the Original Report, which contained a certain inadvertent numerical error in a table on page 8 of the Earnings Release.

The table titled “Selected Quarterly Financial Data - Unaudited” on page 8 of the Earnings Release furnished in the Original Report presented an incorrect amount in the column titled “Capital Ratios (Bank Subsidiary Only)—Tier 1 Leverage” and the row for the three months ended March 31, 2020. As amended, “Capital Ratios (Bank Subsidiary Only)—Tier 1 Leverage” for the three months ended March 31, 2020 has been corrected to read 10.58%. The remainder of the Earnings Release has not been amended.

Except for the changes reflected in this Amendment No. 1, including the updated Earnings Release furnished as Exhibit 99.1 to this Amendment No. 1 being incorporated by reference into Item 2.02 and Item 7.01 of the Original Form, this Amendment No. 1 does not amend or update any other information contained in the Original Report. This Amendment No. 1 should be read in conjunction with the Original Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release announcing first quarter 2020 financial results issued by Reliant Bancorp, Inc., dated April 27, 2020 (as corrected).
99.2 Earnings Presentation, dated April 28, 2020.*
99.3 Press Release announcing a quarterly cash dividend issued by Reliant Bancorp, Inc., dated April 27, 2020.*

* Furnished as an exhibit to the Original Report, filed with the SEC on April 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: April 28, 2020
	By:	/s/ DeVan Ard, Jr.
DeVan Ard, Jr.
Chairman, President and CEO